UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Premier VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF MEETING OF SHAREHOLDERS
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
PREMIER VIT
PROXY STATEMENT

NOTICE OF MEETING OF SHAREHOLDERS
PREMIER VIT
OpCap Mid Cap Portfolio (the “Fund”)
1345 Avenue of the Americas,
New York, NY 10105
Dear Contract Owner:
Please take notice that a Meeting of Shareholders (the “Meeting”) of the Fund, a series of Premier VIT (the “Trust”), has been called to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York on April 15, 2010, at 9:00 a.m. Eastern time, for the following purposes, as more fully described in the accompanying Proxy Statement dated February 22, 2010:
I.	To approve a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution (the “Plan”) adopted by the Board of Trustees of the Fund; and

II.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The liquidation of the Fund is proposed to take place in connection with the liquidation of the Trust and each of its series, as described more fully in the enclosed Proxy Statement.
Although shares of the Fund are offered only to insurance companies and their separate accounts, which are the only shareholders of record of the Fund, you are receiving this letter and the enclosed Proxy Statement because you own Fund shares beneficially as the holder of a variable annuity contract or a variable life insurance policy (a “Contract”) with an amount allocable to the Fund, and therefore you have the right to instruct how such shares will be voted.
The enclosed proxy materials provide more information about the proposed Plan, and a voting instruction card is enclosed to permit you to submit your instructions.
The Board of Trustees of the Fund has fixed the close of business on February 16, 2010 as the record date for the determination of Contract Owners entitled to notice of, and to provide voting instructions for, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.
The insurance company sponsor of your Contract, or any proxy it appoints, will vote the shares you own beneficially according to your instructions, and will vote in its discretion on any other

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business as may properly come before the Meeting or any adjournments or postponements thereof.
By order of the Board of Trustees,
Thomas J. Fuccillo, Secretary
February 22, 2010

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
WHAT IS THIS DOCUMENT AND WHY DID YOU SEND IT TO ME?
This booklet contains a Notice of the Meeting of Shareholders (the “Meeting”) of the Fund and the Proxy Statement, which provide you with information you should review before voting on the proposal to liquidate and dissolve the Fund (the “Liquidation”) that will be presented at the Meeting.
On January 25, 2010, the Trustees of the Fund approved the Liquidation pursuant to a Plan of Liquidation and Dissolution (the “Plan”) and directed that the Liquidation be submitted to shareholders for approval at the Meeting. You are receiving this proxy material because you own Fund shares beneficially as the holder of a variable insurance contract or variable life insurance policy with an amount allocable to the Fund (a “Contract”). As the holder of a Contract (a “Contract Owner”), you have the right to provide voting instructions with respect to such shares. The Liquidation will not occur unless it is approved by Contract Owners as described in the Proxy Statement.
WHO IS ELIGIBLE TO VOTE?
Contract Owners at the close of business on February 16, 2010 (the “Record Date”) are entitled to provide voting instructions in connection with the Meeting or any adjournment or postponement of the Meeting. If you were a Contract Owner on the Record Date, you have the right to vote even if you later disposed of all of your beneficial interest in the Fund.
WHY IS THE LIQUIDATION BEING PROPOSED?
The Liquidation is proposed to take place in conjunction with the liquidation of the entire Trust and each of its series. As discussed in the Proxy Statement, the ongoing viability of the series of the Trust (including the Fund) is uncertain due to potential large redemptions and limited prospects for future growth. At a meeting of the Board of Trustees (the “Board”) held on January 25, 2010, Fund management recommended to the Board that the Trust and each series thereof (including the Fund) liquidate its assets.
Following review and discussions with management, the Board of Trustees, including all of the Trustees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), with the advice and assistance of independent counsel, determined that the proposed liquidation of the Trust (including the Liquidation of the Fund) is in the best interests of shareholders, and approved the Liquidation and the Plan as part of the Trust’s liquidation.
The Board has approved the Plan subject to obtaining shareholder approval, and is recommending that Contract Owners direct the voting of their shares in favor of the Liquidation.

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WHEN WILL THE LIQUIDATION AND DISTRIBUTIONS OCCUR?
If Contract Owners approve the Plan, Fund management, under the oversight of the Trustees and officers of the Fund, will proceed to wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. The Fund anticipates that the orderly liquidation of the Fund can be completed.
WHAT WILL HAPPEN TO MY CONTRACT IN THE EVENT THE LIQUIDATION IS APPROVED?
You are encouraged to submit transfer instructions in order to transfer Contract values currently allocated to the Fund to other allocation options available under your Contract prior to the Liquidation. If you do not submit such instructions, immediately following the Fund’s liquidation, any contract value representing liquidation proceeds from the Fund will be transferred to another investment option determined by the insurance company issuer of your Contract. Please contact the insurance company issuer of your Contract for more information about alternative investments, including the default investment, and how to provide instructions for transferring your investment.
The liquidation proceeds will be net of expenses associated with the Liquidation. The actual amount to be received is subject to significant uncertainties and is not possible to predict at this time.
WHAT WILL HAPPEN IF THE LIQUIDATION IS NOT APPROVED BY SHAREHOLDERS?
If the proposed Liquidation and Plan is not approved by the Fund’s shareholders, the Fund will continue to operate as a series of the Trust, with the same investment objectives as in the past, while the Fund’s Trustees consider whether another course of action would benefit the Fund and its shareholders. However, even in the event the Liquidation is not approved, the Trustees may nevertheless act without shareholder approval to terminate the entire Trust, including your Fund.
HOW DOES THE TRUST’S BOARD OF TRUSTEES RECOMMEND THAT I VOTE?
After careful consideration, the members of the Board of Trustees, including those Trustees who are not interested persons (“Independent Trustees”), recommend that you vote in favor of the Plan and Liquidation.
WILL THE FUND PAY FOR THIS PROXY SOLICITATION?
No. The Fund will not bear the cost of the proxy solicitation. Allianz Global Investors Fund Management LLC, the investment manager for the Fund, will bear the full cost of the proxy solicitation.
HOW DO I PROVIDE VOTING INSTRUCTIONS?
For your convenience, there are several ways you can vote:

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•	By Mail: Vote, sign and return the enclosed voting instruction card in the enclosed self-addressed, postage-paid envelope;

•	By Telephone: Call the number printed on the enclosed proxy card;

•	On the Internet: Go to the website printed on the enclosed proxy card; or

•	In Person: Attend the Meeting, as described in the Proxy Statement. Please call 800-700-8258 for instructions on how to attend the Meeting in person.
WHAT IF I WANT TO CHANGE MY VOTING INSTRUCTIONS?
You can change your voting instructions at any time prior to the Meeting by (i) giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by providing later-dated voting instructions (either by signing and mailing another voting instruction card, or by calling the Altman Group Inc. (the “Proxy Solicitor”) at 800-591-6309) or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.
WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?
If you need any help, or have any questions regarding the proposals or how to vote your shares, please call us at 800-700-8258, or contact the Altman Group Inc., the Fund’s proxy solicitor at 800-591-6309. Because the Fund is sold by participating life insurance companies, you may also obtain information by contacting your life insurance company or insurance agent.

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PREMIER VIT
OpCap Mid Cap Portfolio (the “Fund”)
1345 Avenue of the Americas,
New York, NY 10105
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 15, 2010
You may obtain a copy of this proxy statement, the accompanying Notice of Meeting of
Shareholders, the voting instruction card and the most recent Annual Report and Semi-Annual Report of the Fund without charge at www.allianzinvestors.com.
PROXY STATEMENT
DATED FEBRUARY 22, 2010
GENERAL
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Premier VIT (the “Board”), a Massachusetts business trust (the “Trust”), for use at a Meeting of Shareholders of the Fund to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York on April 15, 2010 at 9:00 a.m. Eastern time, and at any adjournments or postponements thereof (collectively, the “Meeting”).
At the Meeting shareholders of the Fund will vote on a proposed plan to liquidate the Fund and distribute the liquidation proceeds (the “Proposal”) all as described more fully below. If the Proposal is approved by Fund shareholders the Fund would cease operations except for actions related to liquidation and termination as of April 30, 2009.
Although shares of the Fund are offered only to insurance companies and their separate accounts (the “Insurance Company Sponsors”), which are the only shareholders of record of the Fund, you are receiving the enclosed proxy materials and your voting instructions are being solicited because you own Fund shares beneficially as the owner of a variable annuity contract or a variable life insurance policy with an amount allocable to the Fund (a “Contract”). As the holder of Contract (a “Contract Owner”), you have the right to instruct how such shares will be voted.
This Proxy Statement and the enclosed Notice of Special Meeting and voting instruction card are first being mailed to shareholders on or about February 22, 2010 or as soon as practicable thereafter. Contract Owners may vote in one of several ways: (i) by mail, by indicating voting instructions, signing and returning the enclosed voting instruction card; (ii) by telephone, by calling the number printed on the enclosed voting instruction card; (iii) by Internet, by going to the website printed on the enclosed voting instruction card; or (iv) in person, by attending the Meeting. Please call 800-700-8258 for directions on how to attend the Meeting in person.
Once a Contract Owner provides voting instructions, those instructions may be revoked at any time prior to the vote taking place by written notification received by the Trust (addressed to the Trust’s Secretary at the Trust’s principal executive offices, 1345 Avenue of the Americas, New York, New York 10105) or by the Insurance Company Sponsor of your Contract, by the execution of a later-dated voting instruction card, by the Trust’s receipt of a telephonic vote, or by attending the Meeting and providing voting instructions in person. Voting instructions provided by telephone or over the Internet may be revoked at any time prior to the vote taking place in the same manner that proxies voted by mail may be revoked.
The Fund will not bear the cost of the proxy solicitation, which are expected to be approximately $[___]. Allianz Global Investors Fund Management LLC, the investment manager for the Fund, will bear the full cost of the proxy solicitation. The Fund will, however, bear the transaction costs associated with liquidating its investment portfolio.
Description of Voting
According to the Trust’s Amended and Restated Agreement and Declaration of Trust, the approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). This means the affirmative vote of the lesser of: (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
Contract Owners of record at the close of business on February 16, 2010 (the “Record Date”) will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements. There were [                    ] shares of beneficial interest of the Fund outstanding on the Record Date.
The presence at the Meeting of shareholders holding a majority of the shares of the Fund issued and outstanding and entitled to vote, present in person or by proxy, shall be necessary and sufficient to constitute a quorum for the transaction of business. Because the Insurance Company Sponsors are the sole shareholders of record and have indicated intent to attend the Meeting in person or by proxy, it is anticipated that a quorum will be present.
As Insurance Company Sponsor (as shareholder of record) will vote all shares for which voting instructions are timely received in accordance with such instructions. If no specification is made on a properly executed voting instruction card, the shares will be voted “FOR” the Proposal. A vote to “ABSTAIN” will not count as a vote in favor of the Proposal. An Insurance Company Sponsor will vote all shares for which voting instructions are not received, as well as shares it holds beneficially for its own accounts, in the same proportion as the shares for which voting instructions are timely received from Contract Owners. As a result, a relatively small number of Contract Owners may determine the outcome of the vote if other Contract Owners fail to vote. The Insurance Company Sponsors will vote certain other matters (e.g., adjournment of the

Meeting) as specified in the Proxy Statement and will vote according to their discretion on any other matter that may properly come before the Meeting.
Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. The Insurance Company Sponsors will vote all shares, including those for which timely instructions are not received. As such, there will be no broker non-votes.
If a quorum is not present, or if sufficient votes in favor of the Proposal are not received, the Insurance Company Sponsors or any persons named as proxies may propose and vote for one or more adjournments of the Meeting, including to permit further solicitation of voting instructions. Shares for which voting instructions are received “AGAINST” the proposal or to “ABSTAIN” will not be voted in favor of an adjournment. All other shares will be voted in favor of such adjournment
The Fund provides periodic reports to all shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s Annual Report dated December 31 and most recent Semi-Annual Report, without charge, by calling 800-700-8258 or writing the Fund at c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105.
APPROVAL OF THE PLAN OF LIQUIDATION
At the Meeting, you will be asked to approve the Plan of Liquidation and Dissolution (the “Plan”) to liquidate and dissolve the Fund (the “Liquidation”). A general description of the Plan is discussed below. The form of the Plan is attached hereto as Exhibit A.
Board Considerations in Approving the Proposed Liquidation
At meetings in December 2009 and January 2010, after careful consideration, the Board of Trustees determined that the Liquidation of the Fund would be in the best interests of the Fund and its shareholders. The Board considered, among other factors, that an Insurance Company Sponsor currently accounting for approximately 80 percent of the Fund’s net assets has indicated an intention not to continue utilizing the Fund as an investment vehicle for its variable insurance products over the long term. The Board considered that the Fund may not be viable on a continuing basis at such a reduced asset level and would face operational difficulty in implementing its investment strategy. The Board also considered that, given the state of the market for variable insurance products, the Fund is unlikely to experience significant asset growth in the foreseeable future. In conjunction with their approval of the Fund’s Liquidation and adoption of the Plan, the Trustees also authorized the termination, liquidation and dissolution of all other series of the Trust and the Trust itself.
Summary of the Plan
The following is only a summary of the Plan. For a more complete understanding you are urged to read the Plan, a form of which is attached as Exhibit A, in its entirety.

Effective Date and Cessation of Business. Pending the requisite approval by the Fund’s shareholders, the Plan shall become effective at the close of business on or about April 30, 2010 (the “Effective Date”), or such other date as may be determined by the President of the Trust.
Cessation of Business. After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all the Fund’s liabilities, and distributing its remaining assets to each of the Fund’s creditors and shareholders, as described under “Liquidating Distributions” below.
Liquidation of Assets. The Fund will cause the liquidation of its assets to cash form. The Fund is unable to predict when the complete liquidation of its portfolio holdings will be accomplished.
Payment of Debts and Distribution of Trust Property. As soon as practicable after the Effective Date, the Portfolio will pay, or make reasonable provision to pay, any known or reasonably ascertainable liabilities incurred or expected to be incurred. After paying or adequately providing for the payment of all liabilities, the Fund will make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Fund.
Dividends. As part of the Plan, the Fund will, if necessary, declare a dividend equal to the sum of (i) the amount, if any, required to avoid the imposition of tax under section 852 of the Internal Revenue Code of 1986, as amended (the “Code”) on investment company taxable income and net capital gain for each of the Fund’s (a) most recently completed taxable year, and (b) the subsequent taxable period ending on the Liquidation Date and (ii) the additional amount, if any, required to avoid the imposition of tax under section 4982 of the Code on ordinary income and capital gain net income.
Dissolution. As promptly as practicable after the Effective Date, the Fund will be liquidated and dissolved and thereupon be deemed abolished and its designation as a series of the Trust no longer established. As noted above, it is contemplated that the Trust will also be liquidated and terminated contemporaneously with the Fund or as soon as practicable thereafter.
Expenses of Liquidation. Expenses incurred by or allocable to the Fund in carrying out the liquidation of its portfolio will be borne by the Fund. The Fund will also bear its pro rata share of expenses relating to the termination of the Trust. However, Allianz Global Investors Fund Management LLC, the investment adviser to the Fund, and not the Fund, will bear expenses relating to this solicitation.
Record of Termination. Following the distribution of Fund assets and the dissolution of the Fund, the Secretary of the Trust will cause the Plan to be filed with the records of the Trust, together with any other documents the Secretary deems appropriate, as evidence of the fact of such dissolution.

Amendment of Plan. The Board may authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution.
Consequences to Contract Owners
Generally, prior to the Liquidation, a Contract Owner may, in accordance with applicable rules under the Contract, reallocate investment in the Fund to any other investment option made available by the Contract. If a Contract Owner chooses to make such a transfer prior to the Liquidation, the corresponding Fund shares will be redeemed and the proceeds reinvested by the Insurance Company Sponsor pursuant to the instructions of the Contract Owner. No liquidating distribution will be received by the Insurance Company Sponsor with respect to such shares. The rules under a Contract may place restrictions on transfers among investment options. Contract Owners should consult the prospectus applicable to their Contract (available from the applicable Insurance Company Sponsor) or contact their Insurance Company Sponsor for more information.
If a Contract Owner has not transferred an investment in the Fund as of the date of the Liquidation, the Insurance Company Sponsor will receive a liquidating distribution from the Fund. If a Contract Owner fails to provide instructions regarding the reinvestment of the liquidating distribution, the proceeds may be invested by the Insurance Company Sponsor on behalf of the Contract Owner in another investment as determined by the Insurance Company Sponsor, such as a money market fund, until instructions are received. Contract Owners should consult the Contract prospectus or contact their Insurance Company Sponsor for more information regarding alternative investment options, including any default option, and how to deliver investment instructions to the applicable Insurance Company Sponsor. Contract Owners who receive this proxy statement accompanied by a letter from their insurance company should review any such letter carefully for important information about their options for transferring Contract value before the Liquidation and about the investment option into which Liquidation proceeds will be invested if they do not provide transfer instructions before the Liquidation.
U.S. Federal Income Tax Consequences
The Liquidation will not create any tax liability for Contract Owners.
The foregoing is only a summary of the U.S. federal income tax consequences of the Liquidation of the Fund and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with the statement above, or will not prevail in the assertion that the Liquidation creates a tax liability for Contract Owners. Contract Owners may wish to consult with their own tax advisers regarding the U.S. federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may apply in their particular circumstances.
REQUIRED VOTE
Approval of the Plan and Liquidation requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as the term is defined above. If the proposed Liquidation and Plan is not approved by the Fund’s shareholders, the Fund will continue to operate as a series of the Trust, with the same investment objectives as in the past, while the Fund’s Trustees consider whether another course of action would benefit the Fund and its shareholders.

The Trustees of the Trust unanimously recommend that shareholders vote FOR the approval of the Plan and the Liquidation.
INFORMATION CONCERNING OUTSTANDING SHARES
At the close of business on the Record Date, [                      ] shares of the Fund were issued and outstanding.
The officers and Trustees of the Trust cannot directly own shares of the Fund and may only own shares of the Fund beneficially if they are Contract Owners. As of the Record Date, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of any Fund.
As of the Record Date, to the best knowledge of the Trust, the following life insurance companies owned beneficially or of record more than 5% of the outstanding shares of the Fund:

	Number of	Percentage of
	Shares	Class
Name	Owned	Outstanding
Allianz Life Insurance Company of America	[ ]	[ ]
Allianz Life Accounts	[ ]	[ ]
ING Life Insurance & Annuity Co.	[ ]	[ ]
[As of the Record Date, to the knowledge of the Fund, each Contract Owner beneficially owned less than 5% of the outstanding shares of the Fund.]
[Allianz Life Insurance Company of America may be deemed to be a control person of the Fund by virtue of record ownership of more than 25% of the outstanding voting securities of the Fund through its separate accounts as of the Record Date.]
OTHER INFORMATION
Other Matters to Come Before the Meeting
The Trustees do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the Insurance Company Sponsors or their proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.
Shareholder Proposals
The Trust is not required to hold annual meetings of shareholders and does not currently intend to hold any meeting of shareholders other than the Meeting. As such, the anticipated date of the next meeting of shareholders cannot be provided. The Board will call a special meeting of shareholders of the Fund or class only if required under the 1940 Act or in its discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or class entitled to vote at such meeting. Shareholders who wish to submit proposals for inclusion in any future proxy solicitation material and/or at any future shareholder meeting should send their written proposals to the Trust’s Secretary at the Trust’s principal executive office within a reasonable time before the printing and mailing of such materials and/or such meeting. The timely submission of a proposal does not guarantee its inclusion.
Shareholder Reports. The Fund provides periodic reports to all shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for its fiscal year ended December 31 and a copy of any more recent semi-annual report, without charge, by calling 800-700-8258 or writing the Fund at Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105.
The names and addresses of the Fund’s investment adviser, sub-adviser, administrator and distributor are as follows:

Investment Manager and Administrator
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

Sub-Adviser
Oppenheimer Capital
1345 Avenue of the Americas
New York, New York 10105

Distributor
Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

EXHIBIT A
PREMIER VIT
OpCap Mid Cap Portfolio
Form of Plan of Liquidation and Dissolution
     The following Plan of Liquidation and Dissolution (the “Plan”), dated as of ___, 2010, of OpCap Mid Cap Portfolio (the “Portfolio”), a series of Premier VIT (the “Trust”), a business trust organized and existing under the laws of the Commonwealth of Massachusetts, that has operated as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Trust’s Agreement and Declaration of Trust dated May 12, 1994, as amended September 1, 1994, September 16, 1994, April 22, 1996, March 14, 2003, June 7, 2005, January 25, 2008 and April 24, 2009 (the “Declaration”), and under Massachusetts law.
     WHEREAS: all of the shareholders of the Portfolio are expected to redeem their shares of beneficial interest in the Portfolio; and
     WHEREAS: at a meeting held on January 25, 2010, the Trust’s Board of Trustees (the “Board”) considered the matter and determined that it is advisable and in the best interests of the Portfolio to liquidate, abolish, terminate and dissolve, as provided in clause (i) of Section 6.9 of the Declaration pursuant to this Plan;
     NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:
1.	Effective Date of Plan. This Plan shall be and become effective as of April 30, 2010, or such other date as may be determined by the President of the Trust (hereinafter the “Effective Date”), subject to the “approval of a majority of the outstanding voting securities” of the Portfolio, as that phrase is defined in the Investment Company Act.

2.	Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law. The Portfolio shall thereupon be deemed abolished and the designation of the Portfolio as a series of the Trust shall no longer be established. This Plan shall constitute an amendment to the Declaration for such purpose.

3.	Cessation of Business. After the Effective Date, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all the Portfolio’s liabilities as provided in Section 6 herein, and distributing its remaining assets to each of the Portfolio’s creditors and shareholders (“Shareholders”).
4.	Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash form, as is practicable, consistent with the terms of the Plan.

5.	Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of the Portfolio including, without limitation, all charges, taxes and expenses of the Portfolio, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Portfolio.

6.	Dividends. As part of the Plan, with the intention to eliminate all liability of the Portfolio for corporate-level U.S. federal income and excise taxes imposed pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio shall declare one or more dividends at any time after the Effective Date, and on or before the date of the liquidation, [as the Treasurer of the Trust may deem necessary or appropriate] taking into account the Portfolio’s distributions occurring during the taxable year that qualify for the dividends paid deduction under section 561 of the Code, to distribute (a) all of the Portfolio’s investment company taxable income and net capital gain (both as defined by the Code) earned or accrued: (i) in the current taxable year of the Portfolio through and including the date of the liquidation, and (ii) in the taxable year of the Portfolio most recently ended that was not previously distributed, and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code, to be payable to the Shareholders on or before the date of the liquidation. For purposes of the foregoing, the total and per share amounts of such dividends shall be determined by the [Treasurer of the Trust] and such determinations shall be binding and conclusive for all purposes.

7.	Applicable Code Provisions. This Plan is intended to, and shall, constitute a plan of liquidation constituting the complete liquidation of the Portfolio, as described in Section 331, or 332, as the case may be, and Section 562(b) of the Code.

8.	Expenses of Liquidation and Dissolution. Expenses incurred by or allocable to the Portfolio in carrying out this Plan and dissolving the Portfolio shall be borne by the Portfolio [and/or the Trust on its behalf].

9.	Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Trust, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Massachusetts law.
10.	Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Portfolio in accordance with the purposes intended to be accomplished by this Plan.

11.	Notice. A copy of the Declaration is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.
[Signatures follow]

Pursuant to clause (i) of Section 6.9 of the Declaration, this Plan of Liquidation and Dissolution has been executed by a majority of the Trustees as of the date first set forth herein.

Paul Belica	John C. Maney

Robert E. Connor	William B. Ogden, IV

Hans W. Kertess	R. Peter Sullivan, III

James A. Jacobson

Voting Instruction Card

INSERT INSURANCE COMPANY NAME HERE

Separate Account Shares Held in
OpCap Mid Cap Portfolio
The undersigned, revoking any previous voting instructions, hereby instructs the above-named Insurance Company to vote as indicated on the voting instruction card the shares attributable to the variable annuity contract or variable life insurance policy (“the Contract”) for which the undersigned is entitled to give voting instructions at the Meeting of Shareholders of the OpCap Mid Cap Portfolio, a series of Premier VIT, and any and all adjournments thereof (the “Meeting”). The Meeting will be held on April 15, 2010 at the offices of Allianz Global Investors Fund Management, LLC, located at 1345 Avenue of the Americas, 49th Floor, New York, New York at 9:00 a.m. Eastern Time.
The Insurance Company will vote shares attributable to your Contract as you indicate, or if this form is returned with no direction indicated, the Insurance Company will vote shares attributable to your Contract “FOR” the proposal. With respect to those shares for which no voting instructions have been received on or before April_, 2010 the Insurance Company will vote shares FOR, AGAINST and ABSTAIN in the same proportion as those shares for which voting instructions have been received.
By signing and dating below, you instruct the Insurance Company to vote shares of the OpCap Mid Cap Portfolio attributable to your Contract at the Meeting as indicated. The Insurance Company and any proxies appointed by it are authorized to transact such other business as may properly come before the Meeting.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6]
Note: Please make sure that you complete, sign and date this voting instruction card. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. For corporations an authorized officer should sign in full corporate name.

[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity
▲ FOLD HERE ▲
The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the proposal. If this voting instruction card is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal.
THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF TRUSTEES OF PREMIER VIT, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ■
PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve a proposal to liquidate and dissolve OpCap Mid Cap Portfolio, as set forth in the Plan of Liquidation and Dissolution, all as described in the accompanying Proxy Statement.	☐	☐	☐

TAG ID	“Scanner Bar Code”	CUSIP: